Exhibit 10.261

SECURITY AGREEMENT

WHEREAS, Georgetown HC&R Property Holdings, LLC and Georgetown HC&R Nursing, LLC (hereinafter collectively referred to as “Debtor”), have requested METRO CITY BANK (hereinafter referred to as “Secured Party” or “Lender”), to loan to Sumter Valley Property Holdings, LLC and Georgetown HC&R Property Holdings, LLC the sum of $6,950,000.00 (the “Loan”), evidenced by a Promissory Note (the “Note”) and guaranty agreements of even date herewith and in said principal amount; and

WHEREAS, to induce Lender to make the Loan, Debtor has agreed to execute this Security Agreement as security for its obligations under the Note.

NOW, THEREFORE, in consideration of Lender making the Loan, and as an inducement to do so, intending to be legally bound, Debtor hereby covenants and agrees with Lender as follows:

1.                                      Definitions.  All terms used herein which are defined in the Georgia Uniform Commercial Code (the “Code”) shall have the same meanings herein as in the Code unless the context in which such terms are used herein indicates otherwise.

2.                                      Security Interest.  Debtor hereby grants to Lender a security interest in the personal property and interests therein, of whatsoever kind or nature, tangible and intangible, now owned or hereafter acquired by Debtor, in the following:

(a)                                 all goods, including without limitation, equipment, machinery, appliances, furniture, furnishings and fixtures, now owned or hereafter acquired by Debtor, wherever located, including without limitation those items listed on Exhibit “A” attached hereto;

(b)                                 all substitutions for, renewals of, improvements, replacements and additions to, and the products and proceeds (cash and non-cash) of all of the foregoing including the cash collateral of $654,940.00 deposited with Lender at closing; and

(c)                                  all insurance policies, books and records of Debtor pertaining to the property described in subsection (a) above including without limitation credit files, computer programs, printouts and other computer materials and records.

All such property subject to Lender’s security interest described in this Section 2 is referred to herein collectively as the “Collateral.”

All security interests in Collateral shall be deemed to arise and be perfected under and governed by the Code, except to the extent that such law does not apply to certain types of transactions or Collateral, in which case applicable law shall govern.

3.                                      Obligations Secured.  The Collateral shall secure the following obligations (the “Secured Obligations”):

(a)                                 all Obligations due under the Note (as such Note may be extended or modified);

(b)                                 all costs and expenses incurred by Lender in the collection or enforcement of the Note or the protection of the Collateral;

(c)                                  all future advances made by Lender for taxes, levies, insurance, and repairs to or maintenance of the Collateral or for any other reason; and

(d)                                 all other indebtedness or obligations owed by Debtor to Lender.

4.                                      Representations.  Debtor hereby makes the following representations and warranties which shall be true and correct on the date of this Agreement and shall continue to be true and correct at the time of the creation of any Secured Obligations and until the Secured Obligations shall have been paid in full:

(a)                                 Debtor has (or will have upon its acquisition of after-acquired Collateral) good and marketable title to the Collateral, subject to no other lien, charge, security interest or other encumbrance (“Lien”); and

(b)                                 All of the Collateral and all books and records of Debtor are located at 2715 South Island Road, Georgetown, South Carolina 29440 (the “Premises”).

(c)                                  Georgetown HC&R Property Holdings, LLC is a limited liability company organized under the laws of the State of Georgia, and its mailing address is 1145 Hembree Road, Roswell, Georgia 30076 and its organizational identification number is 12070358.

(d)                                 Georgetown HC&R Nursing, LLC is a limited liability company organized under the laws of the State of Georgia, and its mailing address is 1145 Hembree Road, Roswell, Georgia 30076 and its organizational identification number is 12070361.

(e)                                  “Georgetown HC&R Property Holdings, LLC” and “Georgetown HC&R Nursing, LLC” are the correct legal names of the Debtor indicated on the public record of the Debtor’s jurisdiction of organization which shows the Debtor to be organized.

(f)                                   Debtor has used the following names and tradenames within the last five (5) years:  Georgetown Healthcare & Rehabilitation Center.

5.                                      Covenants.  Debtor covenants and agrees that until the Secured Obligations have been paid in full, Debtor shall:

(a)                                 not permit use of the Collateral for any illegal purposes;

(b)                                 not permit removal of any of the Collateral from the Premises unless Lender has given written consent in advance;

(c)                                  maintain at all times good and marketable title to all Collateral, free and clear of all Liens, and defend such title against the claims and demands of all persons;

(d)                                 not (i) affix the Collateral or permit the Collateral to be affixed to real estate or to any other goods, (ii) lease, mortgage, pledge or encumber the Collateral, (iii) permit the Collateral’s identity to be lost, (iv) permit the Collateral to be levied upon or attached under any legal process, or (v) except inventory customarily sold by Debtor in the ordinary course of business and so sold in such manner for full value, sell, consign, part with possession of, or otherwise dispose of the Collateral or any rights therein, except as Lender may grant its prior specific written consent with respect to acts or events specified in subsections (i), (ii) or (v) hereof;

(e)                                  maintain the Collateral in good condition and repair, excepting only reasonable wear and tear; pay and discharge all taxes and other levies on the Collateral, as well as the costs of repair and maintenance thereof; and furnish to Lender upon request documentary proof of payment of such taxes, levies and costs;

(f)                                   provide financial or other information, documentation or certifications to Lender, including tax returns, balance sheets and income statements, all in form and content satisfactory to Lender within one hundred twenty (120) days after the fiscal year end;

(g)                                  execute, upon demand by Lender, any financing statements or other documents which Lender may deem necessary to perfect or maintain perfection of the security interests created in this Agreement and pay all costs and fees pertaining to the filing of any financing, continuation or termination statements with regard to such security interests;

(h)                                 pay, upon demand, all amounts incurred by Lender in connection with any action or proceeding taken or commenced by Lender to enforce this Agreement or protect, insure or realize upon the Collateral, including attorney’s without limitation fees and all costs of legal proceedings;

(i)                                     not change its name unless it has given the Lender thirty days prior written notice thereof and executed, at the request of Lender, such additional financing statements to be filed in such jurisdictions as the Lender may deem necessary or desirable in its sole discretion, or

(j)                                    not merge or consolidate into, or transfer, sell or assign any of the Collateral to any other person or entity without the prior written consent of Lender.

6.                                      Insurance.  Debtor, at its sole expense, shall maintain insurance for hazard, fire, theft, vandalization and extended coverage in an amount equal to at least ninety percent (90%) of replacement value on all equipment and tangible assets in such form, with companies having at least an A rating, and otherwise comply with such requirements as Lender in its sole discretion may from time to time impose.  With respect to such policies:

(a)                                 Lender shall be named as a loss payee.

(b)                                 Debtor empowers Lender to adjust or compromise any losses under such policies, collect and receive all proceeds thereof and execute and endorse in Debtor’s name all proofs of loss, drafts, checks and any other documents or instruments necessary to accomplish such collection.

(c)                                  Debtor authorizes and directs each insurance company to pay all such proceeds directly and solely to Lender;

(d)                                 All policies shall only be cancelable after thirty (30) days prior notice to Lender;

(e)                                  Debtor shall provide evidence of replacement or renewal policies at least thirty (30) days prior to the expiration of any policy.

(f)                                   The net proceeds collected by Lender relating to casualty losses of Collateral, after deducting all costs and expenses (including without limitation attorney’s fees) of collection shall be applied as follows:

i.                                          If no Event of Default (as hereinafter defined) exists, the net proceeds shall be applied, at Debtor’s option, either toward replacing or restoring the Collateral, in the manner and on terms reasonably satisfactory to Debtor, or to the payment of the Secured Obligations.

ii.                                       Except as provided in clause (i), the net proceeds shall, at Lender’s option, be applied to the payment of the Secured Obligations.

Any proceeds applied to the payment of the Secured Obligations shall be applied in such manner as Lender may elect.  In no event shall such application relieve Debtor from payment in full of all Secured Obligations which thereafter become due in the order of maturity thereof.

(g)                                  Debtor shall maintain collision/liability insurance on all vehicles used in the operation of Debtor’s business.

7.                                      Protection of Collateral.  In the event of the failure of the Debtor to (a) maintain in force and pay for any insurance required hereunder, (b) keep the Collateral in good repair and operating condition, (c) keep the Collateral free from any Liens, (d) pay when due all taxes, levies and assessments on or in respect of the Collateral, and (e) perform any other obligations of Debtor hereunder, Lender, at its option, may (but shall not be required to) procure and pay for such insurance, place the Collateral in good repair and operating condition, or otherwise correct any other aforesaid failure of the Debtor, and all sums advanced by Lender shall be part of the Secured Obligations and payable on demand.

8.                                      Events of Default.  The occurrence of one or more of the following events shall, at the option of the Lender, constitute an Event of Default hereunder:

(a)                                 failure of Debtor to pay any installment of principal or interest as required under the Note as the same shall become due and payable;

(b)                                 failure by Debtor to comply with any covenant or agreement contained herein;

(c)                                  dissolution or termination of existence of the Debtor;

(d)                                 the making of an assignment for the benefit or creditors of Debtor;

(e)                                  the filing of any amendment to or termination of a financing statement naming the Debtor as Debtor and the Lender as Secured Party, or any correction statement with respect thereto, in any jurisdiction by any party other than Lender or its counsel without the prior written consent of the Lender;

(f)                                   the consenting to the appointment of a receiver for all or a substantial part of the Debtor’s assets; or

(g)                                  the voluntary or involuntary filing of a petition in bankruptcy, by or against Debtor, or for reorganization under the Bankruptcy Code as now or hereafter in effect; provided, however, that an involuntary filing shall not constitute an Event of Default if the same is dismissed within sixty (60) days from the date of filing thereof.

9.                                      Remedies.  Upon the occurrence of any Event of Default, Lender may immediately and without demand or notice exercise any of its rights and remedies granted herein or under applicable law, or which it may otherwise have, against the Debtor, the Collateral, or otherwise, and may do any or all of the following:

(a)                                 Declare all of the indebtedness represented by the Note and any other indebtedness due Secured Party by Debtor to be immediately due and payable and this Agreement in default and subject to any rights, option, and remedies of the Secured Party as set forth herein or provided under applicable law;

(b)                                 Inspect the Collateral at any reasonable time which shall be deemed to be during normal business hours (so long as Debtor is not in default, Lender shall only inspect the Collateral twice a year, at its option);

(c)                                  At any reasonable time, through its authorized agents and employees, inspect, audit, and verify the accounts and the inventory, review Debtor’s books and records, and copy or make excerpts from any document; and

(d)                                 Take immediate possession of the Collateral, sell or otherwise dispose of any or all of the Collateral, either at public or private sale, upon commercially reasonable terms, and either Debtor or Secured Party may become the purchaser thereof. Ten (10) days’ written notice of any proposed sale shall be given to Debtor and shall be deemed reasonable notice.  From the proceeds of any sale of the Collateral, Secured Party shall be entitled to retain: (i) all of Secured Party’s reasonable expenses of preparing for sale and selling the Collateral, including, but not limited to, reasonable attorneys’ fees incurred by Secured Party in connection therewith and (ii) all sums secured hereby allocated first to the payment of accrued interest and then to the payment of the principal amount of the Note.

In addition to all rights given to Lender by this Agreement, Lender shall have all the rights and remedies of a secured party under any applicable law, including without limitation, the Code.

10.                               Authorization to File Financing Statements.

The Debtor hereby authorizes the Lender, its counsel or its representative, at any time and from time to time, without the requirement of any further consent from or notice to Debtor, to file financing statements and amendments that describe the collateral covered by such financing statements as “all assets of the Debtor”, “all personal property of the Debtor” or words of similar effect, in such jurisdictions as the Lender may deem necessary or desirable in order to perfect the security interests granted by the Debtor under this Security Agreement, and any such financing statement filed prior to this date hereof by Lender evidencing a security interest in all Debtor’s personal property is hereby ratified.

11.                               Miscellaneous Provisions.

A.                                    If any provision hereby shall for any reason be held invalid or unenforceable, no other provision shall be affected thereby, and this Agreement shall be construed as if the invalid or unenforceable provision had never been a part of it.

B.                                    The descriptive headings of this Agreement are for convenience only and shall not in any way affect the meaning or construction of any provision hereof.

C.                                    The rights and privileges of Lender contained in this Agreement shall inure to the benefit of its successors and assigns, and the duties of Debtor shall bind all heirs, personal representatives, successors and assigns.

D.                                    This Agreement shall in all respects be governed by the laws of Georgia (except to the extent that federal law governs).

E.                                     Debtor hereby irrevocably appoints Lender and each holder hereof as Debtor’s attorney-in-fact to:  (1) endorse Debtor’s name to any draft or check which may be payable to Debtor in order to collect the proceeds of any insurance or any returned or unearned premiums in respect of any policies of insurance required to be maintained hereunder; (2) take any action Lender deems necessary to perfect or maintain perfection of any security interest granted to Lender herein, including executing any document on Debtor’s behalf; and (3) take such other action as Lender may deem appropriate for any such purpose including endorsement of checks made payable to Debtor for accounts receivable.  This appointment shall be deemed to be a power coupled with an interest.

F.                                      Copies or reproductions of this document or of any financing statement may be filed as a financing statement.

G.                                    Unless otherwise provided by law, notices required or permitted to be given hereunder shall be satisfied if such notice is hand-delivered, mailed, postage prepaid, by registered or certified mail, return receipt requested, or sent by overnight courier service, to the addresses of the parties hereto as shown below, or to such other address as either party may, from time to time, designate in writing.

If to Lender:	If to Debtor:

METRO CITY BANK 5441 Buford Highway, Suite 109 Doraville, GA 30340	SUMTER VALLEY PROPERTY HOLDINGS, LLC and SUMTER N&R, LLC 2715 South Island Road Georgetown, South Carolina 29440

Notice shall be deemed made when delivered.

H.                                   No failure or delay by Lender in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege.

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(Signature page for Security Agreement — Georgetown)

IN WITNESS WHEREOF, Debtor has caused this document to be executed by its duly authorized representatives this 31st day of December, 2012.

“DEBTOR”

Sworn to before me:		GEORGETOWN HC&R PROPERTY HOLDINGS, LLC

/s/ Ellen W. Smith
Notary Public		By:	/s/ Boyd P. Gentry	(SEAL)
Boyd P. Gentry, Manager
My Commission Expires:	Jan. 30, 2016

(Notarial Seal)
GEORGETOWN HC&R NURSING, LLC

		By:	/s/ Boyd P. Gentry	(SEAL)
Boyd P. Gentry, Manager

“SECURED PARTY” OR “LENDER”

METRO CITY BANK

		By:	/s/ [Illegible]

Title:

(Bank Seal)